Exhibits 1.3 and 1.4

PEPSICO SINGAPORE FINANCING I PTE. LTD.

Issuer

PEPSICO, INC.

Guarantor

Underwritten Securities
(Debt Securities)

PEPSICO SINGAPORE UNDERWRITING AGREEMENT STANDARD PROVISIONS

As of February 12, 2024

From time to time, PEPSICO SINGAPORE FINANCING I PTE. LTD., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”), and PEPSICO, INC., a corporation organized under the laws of the State of North Carolina (“PepsiCo”), may enter into one or more terms agreements (each, a “Terms Agreement”) in substantially the form of Exhibit A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell certain debt securities of the Issuer (the “Debt Securities”), which are to be fully and unconditionally guaranteed by PepsiCo (the “Guarantee” and together with the Debt Securities, the “Securities”), to the underwriter or underwriters named in the applicable Terms Agreement (the “Underwriters,” which term shall include any underwriter substituted pursuant to Section 8 hereof). The provisions included herein (the “Standard Provisions”) shall be incorporated by reference into each Terms Agreement.

Section 1.      Definitions. The Issuer and PepsiCo (together, the “Obligors”) have filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-3 covering the registration of certain securities of the Obligors, including the Securities, to be issued and sold from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale, in accordance with Rule 415 under the Securities Act. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430B under the Securities Act (the “Rule 430 Information”), is referred to herein as the “Registration Statement”; and the base prospectus included in the Registration Statement at the time of filing (the “Base Prospectus”) and the final prospectus supplement relating to a particular offering of Underwritten Securities (as defined below) referred to in a Terms Agreement, in the forms first used to confirm sales of such Underwritten Securities (or in the form first made available to the Underwriters by the Issuer to meet requests of purchasers pursuant to Rule 173 under the Securities Act), are collectively referred to herein as the “Prospectus.” All references herein to the “Registration Statement” and the “Prospectus” shall be deemed to include all documents incorporated therein by reference which are filed by PepsiCo pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act, prior to the execution of the applicable Terms Agreement. References herein to a “preliminary prospectus” relating to an offering of particular Underwritten Securities pursuant to a Terms Agreement shall be deemed to refer to the Base Prospectus and to the prospectus supplement (a “preliminary prospectus supplement”) relating to such Underwritten Securities that omitted Rule 430 Information or other information to be included upon pricing in a form of prospectus relating to such Underwritten Securities filed by PepsiCo with the Commission pursuant to Rule 424(b) under the Securities Act and that was used prior to the initial delivery of the Prospectus relating to such Underwritten Securities to the Underwriters by the Issuer.

For purposes of these Standard Provisions and the Terms Agreement relating to an offering of particular Underwritten Securities, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Base Prospectus, the final preliminary prospectus supplement filed prior to the “Time of Sale” set forth in such Terms Agreement, together with any free writing prospectus or other information stated in such Terms Agreement to form part of the Time of Sale Prospectus. For purposes of these Standard Provisions, all references to the “Registration Statement,” “Prospectus,” “preliminary prospectus” or “Time of Sale Prospectus” or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in these Standard Provisions to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, preliminary prospectus, Time of Sale Prospectus or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the applicable preliminary prospectus, the applicable Time of Sale Prospectus or the applicable Prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in these Standard Provisions to amendments or supplements to the Registration Statement, preliminary prospectus, Time of Sale Prospectus or Prospectus shall be deemed to include the filing of any document or portion of a document under the Exchange Act which is incorporated by reference in the Registration Statement, the applicable preliminary prospectus, the applicable Time of Sale Prospectus or the applicable Prospectus, as the case may be, after the execution of the applicable Terms Agreement.

Section 2.      Purchase and Sale of Securities by the Underwriters. Whenever the Obligors determine to make an offering of Securities to be governed by these Standard Provisions, the Obligors will enter into a Terms Agreement providing for the sale of such Securities to, and the purchase and offering thereof by, the Underwriters. The Terms Agreement relating to the offering of Securities shall specify the number or amount of Securities to be issued (the “Underwritten Securities”), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 8 hereof) and the name of any Underwriter acting as manager or co-manager in connection with such offering, the number or amount of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material terms of the Underwritten Securities. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication among the Obligors and the Underwriter or Underwriters, acting through the Underwriters’ representative (the “Representative”) identified as such in the applicable Terms Agreement. Each offering of Underwritten Securities will be governed by these Standard Provisions, as supplemented by the applicable Terms Agreement.

As used herein, “Business Day” means (i) unless clause (ii) is applicable, any day other than a Saturday, Sunday or other day on which commercial banks are permitted or required to be closed in New York City and (ii) in the event the Underwritten Securities are denominated in euro or sterling, any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Section 3.      Underwriters’ Obligation to Purchase Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

Section 4.      Terms Agreement. No agreement for the purchase of the Underwritten Securities by the Underwriters will be deemed to exist until the Obligors and the Representative, on behalf of the Underwriters, have executed a Terms Agreement. Each Terms Agreement will incorporate all applicable terms and provisions of these Standard Provisions as fully as though such terms and provisions were expressly stated therein.

Section 5.      Delivery of Certain Documents, Certificates, and Opinions. At each Closing Time (as defined below), the Underwriters shall have received the following documents:

(a)   (i) the opinion and disclosure letter of Davis Polk & Wardwell LLP, or other special New York counsel for the Obligors reasonably acceptable to the Representative; (ii) the opinion of internal counsel for PepsiCo; (iii) the opinion of WongPartnership LLP, or other special Singapore counsel for the Issuer reasonably acceptable to the Representative; and (iv) the opinion of Womble Bond Dickinson (US) LLP, or other special North Carolina counsel for PepsiCo reasonably acceptable to the Representative, each dated as of the Closing Date, substantially in the respective forms of Exhibits B-1, B-2, B-3, B-4 and B-5 hereto;

(b)   one or more opinions of counsel to the Underwriters, selected by the Representative and reasonably acceptable to the Obligors, dated as of the Closing Date, in form and substance reasonably satisfactory to the Underwriters;

(c)   a certificate of the Secretary or Assistant Secretary of the Issuer, dated as of the Closing Date, substantially in the form of Exhibit C hereto;

(d)   a certificate of the Assistant Secretary of PepsiCo, dated as of the Closing Date, substantially in the form of Exhibit D hereto; and

(e)   a certificate of the Chief Financial Officer or Treasurer of PepsiCo, dated as of the Closing Date, substantially in the form of Exhibit E hereto.

Section 6.      Certain Conditions Precedent to the Underwriters’ Obligations. The Underwriters’ obligation to purchase any Underwritten Securities will in all cases be subject to (i) the accuracy of the representations and warranties of the Obligors set forth in Section 7 hereof, in each case at the time the Obligors execute a Terms Agreement, at the Time of Sale and as of the applicable Closing Date, (ii) the receipt of the opinions and certificates to be delivered to the Underwriters pursuant to the terms of Section 5 hereof, (iii) the accuracy of the statements of the Obligors’ officers made in each certificate to be furnished as provided herein, in each case at the applicable Closing Date, and (iv) the performance and observance by the Obligors of all covenants and agreements contained herein on their respective parts to be performed and observed, and (in each case) to the following additional conditions precedent, when and as specified:

(a)   As of the Closing Time for any Underwritten Securities, and with respect to the period from the date of the applicable Terms Agreement to and including the applicable Closing Time:

(i)   there shall not have occurred (A) any material adverse change (or development involving a prospective material adverse change) in the business, properties, earnings, or financial condition of PepsiCo and its subsidiaries, including the Issuer, on a consolidated basis (a “Material Adverse Effect”) or (B) any suspension or material limitation of trading in PepsiCo’s common stock, par value one and two-thirds cents (1-2/3 cents) per share (the “Common Stock”), by the Commission or The Nasdaq Stock Market LLC (“Nasdaq”), the effect of any of which shall have made it impracticable, in the reasonable judgment of the Underwriters, to market such Underwritten Securities, such judgment to be based on relevant market conditions;

(ii)   there shall not have occurred (A) any suspension or material limitation of trading in securities generally on Nasdaq, (B) a declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities, or (C) any outbreak or material escalation of hostilities or other national or international calamity or crisis, the effect of any of which shall have made it impracticable, in the judgment of the Underwriters, to market such Underwritten Securities, such judgment to be based on relevant market conditions; and

(iii)   there shall not have been issued any stop order suspending the effectiveness of the Registration Statement nor shall any proceedings for that purpose or pursuant to Section 8A of the Securities Act against either Obligor or related to the offering of the Underwritten Securities have been instituted or threatened.

(b)   The Underwriters will receive, upon execution and delivery of any applicable Terms Agreement, a letter from KPMG LLP, or such other independent registered public accounting firm as may be selected by PepsiCo, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of PepsiCo contained in the Registration Statement, the final preliminary prospectus supplement and the Prospectus.

(c)   At each Closing Time, the Underwriters shall have received from KPMG LLP, or such other independent registered public accounting firm as may be selected by PepsiCo, a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (b) of this Section, except that the “cut off” date referred to therein shall be a date not more than five Business Days prior to the Closing Date.

(d)   On each Closing Date, the Underwriters shall have received from the Obligors such appropriate further information, certificates, and documents as the Obligors and the Underwriters shall have agreed, as reflected in the applicable Terms Agreement.

(e)   Subsequent to the execution and delivery of the applicable Terms Agreement and prior to the Closing Time, there shall not have been any material downgrading, nor any notice given of any intended or potential material downgrading or of a possible material change that does not indicate the direction of the possible material change, in the rating accorded any of the Issuer’s or PepsiCo’s securities, including the Underwritten Securities, by either Moody’s Investors Service, Inc. or S&P Global Ratings.

Section 7.      Representations and Warranties of the Obligors. Each Obligor, jointly and severally, represents and warrants to each Underwriter named in the applicable Terms Agreement that, as of the date thereof, and as of each Closing Time, the following statements are and shall be true:

(a)   (i) The Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) filed within three years of the date of the applicable Terms Agreement, (ii) PepsiCo is a “well known seasoned issuer” (as defined in Rule 405 under the Securities Act), (iii) neither Obligor has received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form, (iv) the Registration Statement became effective upon filing with the Commission and no stop order suspending the effectiveness of the Registration Statement is in effect nor, to the Obligors’ knowledge, are any proceedings for such purpose pending before or threatened by the Commission, (v) as of the effective date of the Registration Statement (the “Effective Date”), the Obligors met the applicable requirements for use of Form S-3 under the Securities Act with respect to the registration under the Securities Act of the Securities, and (vi) as of the Effective Date, the Registration Statement met the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complied in all material respects with said Rule.

(b)   (i) Each document, if any, filed or to be filed pursuant to the Exchange Act or the Securities Act and incorporated or to be incorporated by reference in the Prospectus or Time of Sale Prospectus complies or will comply, in all material respects, with the applicable provisions of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder, (ii) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, in all material respects, with the Securities Act and the rules and regulations of the Commission thereunder, (iv) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) the Time of Sale Prospectus does not as of its date (which shall be the date of the preliminary prospectus supplement included therein, if applicable), and will not as of the Time of Sale and at the Closing Date, as then amended or supplemented by the Obligors, if applicable, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Obligors make no representations and warranties as to information contained in or omitted from the Registration Statement, the Prospectus or the Time of Sale Prospectus in reliance upon and in conformity with information furnished in writing to the Obligors by the Underwriters expressly for use in the Registration Statement, the Prospectus or the Time of Sale Prospectus or any amendment or supplement thereto or the Statement of Eligibility and Qualification of the Trustee (the “Form T-1”) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(c)   Neither Obligor is an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that either Obligor is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

(d)   The Issuer has been duly incorporated and is validly existing under the laws of the Republic of Singapore, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing (or equivalent concept) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(e)   PepsiCo has been duly incorporated and is validly existing under the laws of the State of North Carolina, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(f)   The applicable Terms Agreement, incorporating these Standard Provisions as amended by agreement of the parties to the applicable Terms Agreement, as of the date of such Terms Agreement will have been duly authorized, executed and delivered by the Obligors.

(g)   The Debt Securities have been duly authorized and, when issued, executed, and authenticated in accordance with the provisions of the applicable indenture (the “Indenture”), or when countersigned by the trustee in accordance with the provisions of the Indenture, as the case may be, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to creditors’ rights generally, by any other federal or state laws, by rights of acceleration, if applicable, or by general principles of equity.

(h)   The Guarantee has been duly authorized and, when the Debt Securities have been issued, executed, and authenticated in accordance with the provisions of the Indenture, or when countersigned by the trustee in accordance with the provisions of the Indenture, as the case may be, will be entitled to the benefits of the Indenture, and the Guarantee will be a valid and binding obligation of PepsiCo, enforceable against PepsiCo in accordance with its terms, except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to creditors’ rights generally, by any other federal or state laws, by rights of acceleration, if applicable, or by general principles of equity.

(i)   The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed, and delivered by each Obligor, and (assuming due authorization, valid execution, and delivery thereof by the trustee) is a valid and binding agreement of each Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to creditors’ rights generally, by any other federal or state laws, by rights of acceleration, or by general principles of equity.

(j)   The execution and delivery of and performance by the Obligors of their respective obligations under the applicable Terms Agreement, incorporating these Standard Provisions as amended by agreement of the parties to such Terms Agreement and the Indenture and the issuance and sale of the Underwritten Securities, as the case may be, will not contravene any provision of any applicable law, the Certificate of Incorporation or the Constitution of the Issuer, the Amended and Restated Articles of Incorporation or By-Laws of PepsiCo, or of any agreement or other instrument binding upon either Obligor or any of its subsidiaries that is material to PepsiCo and its subsidiaries, including the Issuer, taken as a whole, or of any judgment, order, or decree of any governmental body, agency, or court having jurisdiction over either Obligor or any of its subsidiaries, in each of the foregoing cases except as would not reasonably be expected to have a Material Adverse Effect, and no consent, approval, authorization, or order of or qualification with any governmental body or agency is, to the Obligors’ knowledge, required for the performance by the Obligors of their respective obligations under the applicable Terms Agreement, incorporating these Standard Provisions as amended by agreement of the parties to such Terms Agreement, or the issuance and sale of the Underwritten Securities, except such as may be required by Blue Sky laws or other securities laws of the various states in which the issuance and sale of the Underwritten Securities are offered and sold and except to the extent where the failure to obtain such consent, approval, authorization, order or qualification would not reasonably be expected to have a Material Adverse Effect.

(k)   There has not been any material adverse change (or development involving a prospective material adverse change) in the business, properties, earnings, or financial condition of PepsiCo and its subsidiaries, including the Issuer, on a consolidated basis from that set forth in PepsiCo’s last periodic report filed with the Commission under the Exchange Act and the rules and regulations promulgated thereunder. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as otherwise stated therein, there has been no dividend or distribution of any kind declared, paid or made by PepsiCo on any class of its capital stock other than dividends declared, paid or made in the ordinary course.

(l)   There are no legal or governmental proceedings pending or, to the Obligors’ knowledge, threatened, to which either Obligor or any of its subsidiaries is a party or to which any of the properties of either Obligor or any of its subsidiaries is subject that is required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and is not so described, or any applicable statute, regulation, contract, or other document that is required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that is not so described.

(m)   PepsiCo’s independent registered public accounting firm who audited the financial statements and supporting schedules of PepsiCo incorporated by reference in the Registration Statement are independent registered public accountants as required by the Securities Act.

(n)   The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes, present fairly the financial position of PepsiCo and its consolidated subsidiaries, including the Issuer, at the dates indicated and the statement of operations, shareholders’ equity and cash flows of PepsiCo and its consolidated subsidiaries, including the Issuer, for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. Any pro forma financial information and data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus have been prepared in accordance with the requirements of Regulation S-X of the Securities Act, the assumptions used by management in the preparation of such pro forma financial information and data are reasonable under the circumstances, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that information and data.

Section 8.      Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the “Defaulted Securities”), then the remaining Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

(a)   if the number or principal amount of Defaulted Securities does not exceed 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters; or

(b)   if the number or aggregate principal amount of Defaulted Securities exceeds 10% of the number or aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter. No action taken pursuant to this Section 8 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Underwriters or the Issuer shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

Section 9.      Agreements.

(a)   Each of the Obligors, jointly and severally, covenants with the Underwriters as follows:

(i)   Prior to the filing by the Obligors of any amendment to the Registration Statement, the Time of Sale Prospectus or of any prospectus supplement that shall name the Underwriters or the filing or use of any free writing prospectus, the Obligors will afford the Underwriters or their counsel a reasonable opportunity to review and comment on the same; provided, however, that the foregoing requirement will not apply to any of PepsiCo’s filings with the Commission required to be filed pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act. Subject to the foregoing sentence, the Obligors will promptly cause each applicable prospectus supplement and free writing prospectus to be filed with or transmitted for filing with the Commission in accordance with Rule 424(b) or 424(c) under the Securities Act or Rule 433 under the Securities Act, respectively, or pursuant to such other rule or regulation of the Commission as then deemed appropriate by the Obligors. The Obligors will promptly advise the Underwriters of (A) the filing and effectiveness of any amendment to the Registration Statement other than by virtue of PepsiCo’s filing any report required to be filed under the Exchange Act, (B) any request by the Commission for any amendment to the Registration Statement, for any amendment or supplement to the Time of Sale Prospectus or the Prospectus, or for any information from the Obligors, (C) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (D) the receipt by the Obligors of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Obligors will use reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as reasonably possible the withdrawal thereof.

(ii)   If the Time of Sale Prospectus is being used to solicit offers to buy the Underwritten Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(iii)   If, at any time when a Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) relating to any Underwritten Securities is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus in order to comply with the Securities Act, the Exchange Act, the respective rules and regulations of the Commission thereunder, or any other applicable law, the Obligors will promptly notify the Underwriters by telephone, by electronic mail or by facsimile (in either case with written confirmation from the Obligors by mail), to cease use and distribution of the Prospectus (and all then existing supplements thereto) and to suspend all efforts to resell the Underwritten Securities in its capacity as underwriter or dealer, as the case may be, and the Underwriters will promptly comply with the terms of such notice. The Obligors will forthwith prepare and cause to be filed with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, satisfactory in the reasonable judgment of the Underwriters to correct such statement or omission or to effect such compliance, and the Obligors will supply the Underwriters with one signed copy of such amended Registration Statement and as many copies of such amended or supplemented Prospectus as the Underwriters may reasonably request, provided, however, that the expense of preparing, filing, and supplying copies to the Underwriters of any such amendment or supplement will be borne by the Obligors only for the nine-month period immediately following the purchase of such Underwritten Securities by the Underwriters and thereafter will be borne by the Underwriters.

(iv)   The Obligors will furnish to the Underwriters, without charge, as many copies of the Time of Sale Prospectus, the Prospectus, each preliminary prospectus, any documents incorporated by reference therein, and any supplements and amendments thereto and any free writing prospectus as the Underwriters may reasonably request.

(v)   The Obligors will, with such assistance from the Underwriters as the Issuer may reasonably request, endeavor to qualify the Securities for offer and sale under the Blue Sky laws or other securities laws of such jurisdictions as the Underwriters shall reasonably request and will maintain such qualifications for as long as required with respect to the offer, sale, and distribution of the Securities.

(vi)   PepsiCo will make generally available to its security holders earnings statements that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

(vii)   If the applicable Terms Agreement specifically provides that this Section 9(a)(vii) shall apply to the Underwritten Securities or any series thereof, the Issuer will use commercially reasonable efforts to cause the Underwritten Securities or the Underwritten Securities of such series, as applicable, to be listed for trading on the Nasdaq Bond Exchange, the Singapore Exchange or such other exchange, as specified in the applicable Terms Agreement, within 30 days after the date of issuance of such Underwritten Securities.

(viii) The Issuer, in cooperation with the Representative, will complete and sign the return on debt securities form and send the same to the Underwriters in order that the duly completed return on debt securities form may be submitted to the Monetary Authority of Singapore within one month from the Closing Time of the Underwritten Securities.

(b)   Each Underwriter, severally and not jointly, covenants with each Obligor as follows:

(i)   It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by either Obligor and not incorporated by reference into the Registration Statement and any press release issued by either Obligor) (each such communication by the Obligors or their respective agents or representatives (excluding any Underwriter) an “Issuer Free Writing Prospectus”) other than (A) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the preliminary prospectus or a previously filed Issuer Free Writing Prospectus, (B) any Issuer Free Writing Prospectus listed on Schedule I to the applicable Terms Agreement or (C) any free writing prospectus prepared by such Underwriter and approved by either Obligor in advance in writing (each such free writing prospectus referred to in clauses (A) or (C), an “Underwriter Free Writing Prospectus”).

(ii)   It has not and will not distribute any Underwriter Free Writing Prospectus referred to in Section 9(b)(i)(A) above in a manner reasonably designed to lead to its broad unrestricted dissemination.

(iii)   It has not and will not, without the prior written consent of the Obligors, use any free writing prospectus that contains the final terms of the Underwritten Securities unless such terms have previously been included in a free writing prospectus filed with the Commission.

(iv)   It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Obligors if any such proceeding against it is initiated during the “Prospectus Delivery Period,” which means such period of time beginning on the first date of the public offering of the Underwritten Securities and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters a prospectus relating to the Underwritten Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Underwritten Securities by any Underwriter or dealer).

(v)   Notwithstanding any of the above, each of the Underwriters may use one or more term sheets relating to the Underwritten Securities containing customary information, including Bloomberg email announcement, price talk guidance, comparable bond pricing and final pricing terms, not inconsistent with the form of the final term sheet referred to in the Terms Agreement, without the prior consent of the Obligors, so long as such term sheet is not required to be filed as a “free writing prospectus” with the Commission pursuant to Rule 433 under the Securities Act.

(c)   If the applicable Terms Agreement specifically provides that this Section 9(c) shall apply to such Terms Agreement, then the Obligors hereby authorize the Stabilizing Manager named in such Terms Agreement in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Underwritten Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Obligors and any loss resulting from over-allotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph (c) shall be construed so as to require the Obligors to issue in excess of the aggregate principal amount of Underwritten Securities specifically set forth in the applicable Terms Agreement. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.

(d)   If the applicable Terms Agreement specifically provides that this Section 9(d) shall apply to such Terms Agreement, then notwithstanding any other term hereof or any other agreements, arrangements, or understanding among the Underwriters and the Obligors, each Obligor acknowledges, accepts, and agrees to be bound by (i) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of an Underwriter to the Obligors under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (A) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (B) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Underwriter or another person (and the issue to or conferral on the Obligors of such shares, securities or obligations); (C) the cancellation of the BRRD Liability; (D) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period and (ii) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority. In the event any Underwriter has been notified by a Relevant Resolution Authority that it has become subject to the exercise of Bail-in Powers, such Underwriter shall promptly notify the Obligors.

As used in this Section 9(d), “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; “Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation; “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/; and “BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation; and “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Underwriters.

(e)   If the applicable Terms Agreement specifically provides that this Section 9(e) shall apply to such Terms Agreement, then solely for the purposes of the requirements of Article 9(8) of the MIFID Product Governance rules under EU Delegated Directive 2017/593 (the “Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the Product Governance Rules:

(i)   each of the Manufacturers named in such Terms Agreement acknowledges to each other Manufacturer that it understands the responsibilities conferred upon it under the Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Underwritten Securities and the related information set out in the Prospectus and announcements in connection with the Underwritten Securities; and

(ii)   the other Underwriters note the application of the Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Underwritten Securities by the Manufacturers and the related information set out in the Prospectus and announcements in connection with the Underwritten Securities.

(f)   If the applicable Terms Agreement specifically provides that this Section 9(f) shall apply to such Terms Agreement, then:

(i)   In the event that any Underwriter is a Covered Entity that becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)   In the event that any Underwriter is a Covered Entity or a BHC Act Affiliate of any Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 9(f), a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(g) The Representative, in cooperation with the Issuer, will complete and sign the return on debt securities form and submit the duly completed return on debt securities form to the Monetary Authority of Singapore within one month from the Closing Time of the Underwritten Securities.

Section 10.      Fees and Expenses. Except as provided in the applicable Terms Agreement, the Obligors will pay all costs, fees, and expenses arising in connection with the sale of any Underwritten Securities through the Underwriters and in connection with the performance by the Obligors of their respective obligations hereunder and under any Terms Agreement, including the following: (i) expenses incident to the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Obligors, and all amendments and supplements thereto, (ii) expenses incident to the issuance and delivery of such Underwritten Securities, (iii) the fees and disbursements of counsel for the Obligors and PepsiCo’s independent registered public accounting firm, (iv) if approved by the Obligors in advance and in writing, expenses incident to the qualification of such Underwritten Securities under Blue Sky laws and other applicable state securities laws in accordance with the provisions of Section 9(a)(v) hereof, including related filing fees and the reasonable fees and disbursements of the Underwriters’ counsel in connection therewith and in connection with the preparation of any survey of Blue Sky laws, (v) expenses incident to the printing and delivery to the Underwriters, in the quantities hereinabove stated, of copies of the Registration Statement and all amendments thereto and of the Prospectus, each preliminary prospectus, and all amendments and supplements thereto, (vi) the fees and expenses, if any, incurred with respect to any applicable filing with the Financial Industry Regulatory Authority, (vii) the fees and expenses incurred in connection with the listing of any Underwritten Securities on Nasdaq and (viii) if applicable, the fees and expenses of the trustee under the applicable Indenture.

Section 11.      Inspection; Place of Delivery; Payment.

(a)   Inspection. The Obligors agree to have available for inspection, checking, and packaging by the Underwriters in The City of New York, the Underwritten Securities to be sold to the Underwriters hereunder, not later than 1:00 P.M. on the Business Day prior to the applicable Closing Date.

(b)   Place of Delivery of Documents, Certificates and Opinions. The documents, certificates and opinions required to be delivered to the Underwriters pursuant to Sections 5 and 6 hereof will be delivered at the “Closing Location” specified in the applicable Terms Agreement, or at such other location as may be agreed upon by the Obligors and the Underwriters, not later than the Closing Time.

(c)   Payment. Payment of the purchase price for, and delivery of certificates for, the Underwritten Securities shall be made at the Closing Location, or at such other place as shall be agreed upon by the Underwriters and the Obligors, at the “Closing Time” specified in the applicable Terms Agreement (the “Closing Time,” the date of which being referred to as the “Closing Date”), or such other time not later than ten Business Days after such date as shall be agreed upon by the Representative and the Obligors. Payment shall be made to the Obligors by wire transfer of immediately available funds to a bank account designated in writing by the Obligors, against delivery to the Underwriters for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. Unless otherwise stated in the applicable Terms Agreement, payment of the purchase price for the Underwritten Securities shall be net of applicable goods and services tax (“GST”) charged under the Goods and Services Tax Act 1993 of Singapore by each GST-registered Underwriter, as set forth in the applicable Terms Agreement. For the avoidance of doubt, the purchase price of the Underwritten Securities as set forth in the applicable Terms Agreement will be computed exclusive of GST, and the amount of GST thereon set forth opposite the applicable GST-registered Underwriters’ names in the applicable Terms Agreement (such amount being the prevailing GST rate set forth in the applicable Terms Agreement multiplied by the difference between the public offering price and the purchase price of the Underwritten Securities) is to be borne solely by the Obligors as a result of the netting mechanism described in this Section 11(c). The GST-registered Underwriters shall be solely responsible for remitting all GST charged by the GST-registered Underwriters to the Inland Revenue Authority of Singapore, and the Obligors shall have no responsibility for any GST in relation to any offering of Underwritten Securities except as set forth in this Section 11(c) and the applicable Terms Agreement. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

Section 12.      Indemnification and Contribution.

(a)   The Obligors, jointly and severally, agree to indemnify and hold each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages, or liabilities to which such Underwriter may become subject under the Securities Act, the Exchange Act, or any other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (and actions in respect thereof) arise out of, are based upon, or are caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or arise out of, are based upon or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Obligors, jointly and severally, agree to reimburse each such indemnified party for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that neither Obligor will be liable to the extent that such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, are based upon, or are caused by any such untrue statement or omission or allegedly untrue statement or omission included in or omitted from the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon and in conformity with information furnished by the Underwriters in writing expressly for use in the Registration Statement or such preliminary prospectus or the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto.

(b)   Each Underwriter severally agrees to indemnify and hold harmless the Obligors, their directors, their officers who sign the Registration Statement, and each person, if any, who controls either Obligor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Obligors to the Underwriters, but only with respect to such losses, claims, damages, and liabilities (and actions in respect thereof) that arise out of, are based upon, or are caused by any untrue statement or omission of a material fact or allegedly untrue statement or omission of a material fact included in or omitted from the Registration Statement, or any preliminary prospectus or the Time of Sale Prospectus or the Prospectus in reliance upon and in conformity with information furnished by the Underwriters in writing expressly for use in the Registration Statement or such preliminary prospectus or the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto.

(c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 12, such person (the “indemnified party”) will promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be borne by the indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, in the judgment of the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonable fees and expenses will be reimbursed as they are incurred. Such firm will be designated in writing by the Underwriters (in the case of parties indemnified pursuant to paragraph (a) of this Section 12) or by the Obligors (in the case of parties indemnified pursuant to paragraph (b) of this Section 12), as the case may be. The indemnifying party will not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. Any provision of this paragraph (c) to the contrary notwithstanding, no failure by an indemnified party to notify the indemnifying party as required hereunder will relieve the indemnifying party from any liability it may have had to an indemnified party otherwise than under this Section 12 to the extent the indemnifying party is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.

(d)   If the indemnification provided for in paragraph (a) or (b) of this Section 12 is unavailable to an indemnified party or is insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying the indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Obligors, on the one hand, and the Underwriters, on the other, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Obligors, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Obligors, on the one hand, and the Underwriters, on the other, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Issuer and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover. The relative fault of the Obligors, on the one hand, and of the Underwriters, on the other, will be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or to be supplied by the Obligors or by the Underwriters and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 12(d) are several in proportion to the number of Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

(e)   The Obligors and the Underwriters agree that it would not be just or equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to therein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in paragraph (d) above will be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Any other provisions of this Section 12 to the contrary notwithstanding, (i) the Underwriters will not be required to contribute to the Obligors any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission (other than in reliance upon and in conformity with information furnished to the Obligors by the Underwriters in writing expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus or any amendment or supplement thereto), and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)   The remedies provided for in this Section 12 are not exclusive and will not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

Section 13.      Termination. The applicable Terms Agreement will automatically terminate upon the expiration of the offering to which the Prospectus relates. The applicable Terms Agreement may not be terminated by the Underwriters prior to delivery of and payment for such Securities except upon the failure of any of the conditions precedent described in Section 6 hereof.

Section 14.      Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Obligors and the Underwriters contained herein or made by or on behalf of the Obligors or the Underwriters pursuant hereto, any certificate delivered pursuant hereto and Section 18 shall survive the delivery of and payment for the Underwritten Securities and shall remain in full force and effect, regardless of any termination of a Terms Agreement or any investigation made by or on behalf of the Obligors or the Underwriters.

Section 15.      Notices. All notices, documents and other communications hereunder shall be in writing and shall be deemed received upon delivery, if delivered by hand, via facsimile transmission (with confirmation of receipt) or via email (with no indication that such email failed to reach the addressee) to a party’s address, facsimile number or email address set forth below, in the case of the Obligors, and in the applicable Terms Agreement, in the case of the Underwriters or the Representative (or to such other address, facsimile number or email address as a party may hereafter designate to the other parties in writing), and shall be deemed received one Business Day after having been mailed via Express Mail or deposited with Federal Express or any nationally recognized commercial courier service for “next day” delivery to such address. In the event that any Terms Agreement or any certificate or opinion to be delivered pursuant to Section 5 hereof is delivered via facsimile transmission or email, the parties will use reasonable efforts to ensure that “original” copies of such documents are distributed promptly thereafter.

The address, facsimile number and email address for the Obligors, unless otherwise specified, is as follows:

PEPSICO SINGAPORE FINANCING I PTE. LTD.

PEPSICO, INC.

c/o PepsiCo, Inc.

700 Anderson Hill Road
Purchase, New York 10577
Att’n: General Counsel
Facsimile no: 914-253-3051

Section 16.      Successors; Non-transferability. The applicable Terms Agreement shall inure to the benefit of and be binding upon the Obligors and the Underwriters, their respective successors, and the officers, directors, and controlling persons referred to in Section 12 hereof. No other person will have any right or obligation hereunder. No party to the applicable Terms Agreement may assign its rights thereunder without the written consent of the other parties.

Section 17.      Counterparts. The Terms Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The signature of any Person on the Terms Agreement may be manual or facsimile (including, for the avoidance of doubt, electronic). The parties acknowledge that manually affixing a signature by electronic means shall constitute a manual signature.

Section 18.      Applicable Law; Waiver of Jury Trial. These Standard Provisions and any applicable Terms Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THESE STANDARD PROVISIONS AND ANY APPLICABLE TERMS AGREEMENT.

Section 19.      Headings. The headings of the sections of these Standard Provisions have been inserted for convenience of reference only and will not affect the construction of any of the terms or provisions hereof.

Section 20.      No Advisory or Fiduciary Relationships. Each Obligor acknowledges and agrees that (a) the purchase and sale of the Underwritten Securities pursuant to the Standard Provisions and the applicable Terms Agreement, including the determination of the public offering price of the Underwritten Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Obligors, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Obligors or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Obligors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Obligors on other matters) and no Underwriter has any obligation to the Obligors with respect to the offering contemplated hereby except the obligations expressly set forth in the Standard Provisions and the applicable Terms Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Obligors, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Obligors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

Section 21.      Information. Each Obligor hereby acknowledges that, for purposes of Sections 7(b), 12(a), 12(b) and 12(e) of these Standard Provisions, the only information furnished by the Underwriters in writing expressly for use in the Registration Statement or the preliminary prospectus or the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto are those provisions identified as such in the applicable Terms Agreement.

Section 22.      Notification to Underwriters. Pursuant to Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore, the Obligors hereby notify the Underwriters that, unless otherwise stated in the applicable Terms Agreement, the Underwritten Securities are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

[Remainder of Page Intentionally Left Blank]

Exhibit A

PEPSICO SINGAPORE FINANCING I PTE. LTD.
Issuer
PEPSICO, INC.
Guarantor

[IDENTIFY UNDERWRITTEN SECURITIES]

TERMS AGREEMENT

[date]

To:	PEPSICO SINGAPORE FINANCING I PTE. LTD.

PEPSICO, INC.

c/o PepsiCo, Inc.

700 Anderson Hill Road

Purchase, New York 10577

Ladies and Gentlemen:

We understand that PEPSICO SINGAPORE FINANCING I PTE. LTD. (the “Issuer”), a private company limited by shares incorporated under the laws of the Republic of Singapore, proposes to issue and sell [identify Underwritten Securities] (the “Notes”), which Notes are to be fully and unconditionally guaranteed by PEPSICO, INC. (“PepsiCo”), a North Carolina corporation (the Notes, together with such guarantee, the “Underwritten Securities”), subject to the terms and conditions stated herein and in the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024 incorporated by reference to Exhibit 1.4 to the Issuer’s and PepsiCo’s Registration Statement on Form S-3 (File No. 333-[file number]) filed with the Securities and Exchange Commission on February 12, 2024 (the “Standard Provisions”). Each of the applicable provisions in the Standard Provisions (including defined terms) is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. We, the underwriters named below (the “Underwriters”), offer to purchase, severally and not jointly, the amount of Underwritten Securities opposite our names set forth below at a purchase price equal to [insert purchase price(s) for Underwritten Securities].

Principal Amount of
Underwriters	Underwritten Securities	Underwritten Securities	Underwritten Securities	Underwritten Securities	Underwritten Securities	Underwritten Securities

	$	$	$	$	$	$

Payment of the purchase price for the Underwritten Securities shall be net of $[insert aggregate GST amount] of GST charged by the GST-registered Underwriters as follows, such amount being the prevailing GST rate of [insert applicable GST rate]% multiplied by the difference (with respect to each of the Underwritten Securities set forth opposite each GST-registered Underwriter’s name above) between the price to the public as set forth below and the purchase price of the Underwritten Securities as set forth above:

GST-Registered Underwriters	Amount of GST Charged

	$	[insert aggregate GST amount]

[Section 9(a)(vii) of the Standard Provisions shall apply to the Underwritten Securities. The exchange on which the Underwritten Securities are to be listed for trading is [Exchange].]

[Section 9(c), (d) and (e) of the Standard Provisions shall apply to this Agreement. The Stabilizing Manager is [Underwriter]. The Manufacturers are [Underwriter], [Underwriter] and [Underwriter].]

[Section 9(f) of the Standard Provisions shall apply to this Agreement.]

1

For purposes of Section 21 of the Standard Provisions, the identified provisions are: [(i) the fifth paragraph of text under the caption “Underwriting” in such preliminary prospectus, Time of Sale Prospectus and the Prospectus; (ii) the third sentence of the seventh paragraph of text under the caption “Underwriting” in such preliminary prospectus, Time of Sale Prospectus and the Prospectus; (iii) the eighth paragraph of text under the caption “Underwriting” in such preliminary prospectus, Time of Sale Prospectus and the Prospectus; and (iv) the tenth and eleventh paragraphs of text under the caption “Underwriting” in such preliminary prospectus, Time of Sale Prospectus and the Prospectus]. [update as necessary]

[Add any additional agreed terms.]

The undersigned are acting as the “Representative” under the Standard Provisions (the “Representatives”). The Representatives represent and warrant that they are duly authorized to execute and deliver this Terms Agreement on behalf of the several Underwriters named above.

The signature of any signatory to this Agreement may be manual or facsimile (including, for the avoidance of doubt, electronic).

2

The Underwritten Securities and the offering thereof shall have the following additional terms: [update as necessary]

Issuer	PepsiCo Singapore Financing I Pte. Ltd. (the “Issuer”)
Guarantor	PepsiCo, Inc. (“PepsiCo”)
Trade Date
Time of Sale	[time of sale] on the Trade Date
Settlement Date (T+[2])
Closing Time	[closing time] on the Settlement Date
Closing Location
Time of Sale Prospectus	Base prospectus dated February 12, 2024, preliminary prospectus supplement dated [pricing date] and free writing prospectus dated [pricing date]
Title of Securities
Guarantee	The Notes will be fully and unconditionally guaranteed on a [senior] [subordinated] unsecured basis by PepsiCo
Aggregate Principal Amount Offered
Maturity Date
Interest Payment Dates
Benchmark Treasury
Benchmark Treasury Yield
Spread to Treasury
Re-offer Yield
Coupon
Floating Rate Interest Calculation
Compounded SOFR
Price to Public
Optional Redemption
Redemption for Tax Reasons	In the event of developments affecting taxation described in the prospectus under “Description of Debt Securities — Additional Provisions Applicable to Debt Securities Issued Under the PepsiCo Singapore Indenture — Redemption for Tax Reasons,” the Issuer will have the right, at its option, to redeem the notes of a series, in whole but not in part, at any time upon giving prior notice, at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, to, but excluding, the date of redemption.

3

Substitution of PepsiCo as Issuer	PepsiCo has the right, at its option at any time, without the consent of any holders of any series of notes, to be substituted for, and assume the obligations of, the Issuer under any series of the notes that is then outstanding under the indenture if, immediately after giving effect to such substitution, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing (other than a default or event of default that would be cured by such substitution), provided that PepsiCo executes a supplemental indenture in which it agrees to be bound by the terms of each such series of notes and the indenture.
Net Proceeds to the Issuer (Before Expenses)
Use of Proceeds
Day Count Fraction
CUSIP / ISIN
Minimum Denomination
Joint Book-Running and Joint Lead Managers
Co-Managers
Address for Notices to the Representatives

[Notification under Section 309B of the Securities and Futures Act 2001 of Singapore: The Underwritten Securities are capital markets products other than prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and are Specified Investment Products (as defined in the MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).] [Insert only if the Underwritten Securities are not prescribed capital markets products and are not Excluded Investment Products]

4

IN WITNESS WHEREOF, the parties hereto have executed this Terms Agreement as of the date first above written.

PEPSICO SINGAPORE FINANCING I PTE. LTD.

By:
Name:
Title:

By:
Name:
Title:

PEPSICO, INC.

By:
Name:
Title:

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:
[NAMES OF REPRESENTATIVES]
as Representatives of the several Underwriters

By:	[REPRESENTATIVE]

By:
Name:
Title:

By:	[REPRESENTATIVE]

By:
Name:
Title:

By:	[REPRESENTATIVE]

By:
Name:
Title:

5

Schedule I

Time of Sale Prospectus:

1.	Preliminary Prospectus dated [pricing date] (including the Base Prospectus dated February 12, 2024)

2.	Any free writing prospectuses approved by the Representatives and filed by the Issuer and PepsiCo under Rule 433(d) under the Securities Act

3.	Final Term Sheet dated [pricing date] to be filed by the Issuer and PepsiCo pursuant to Rule 433 under the Securities Act setting forth certain terms of the Underwritten Securities

6

Exhibit B-1

FORM OF OPINION OF ISSUER’S AND PEPSICO’S NEW YORK COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(A)
[Davis Polk & Wardwell LLP Letterhead]

[closing date]

Re: PepsiCo Singapore Financing I Pte. Ltd.

PepsiCo, Inc.

[Names of Representatives]
as Representatives of the several Underwriters named in
the Underwriting Agreement referred to below

c/o [Name and address of applicable Representative]

Ladies and Gentlemen:

We have acted as special counsel for PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and PepsiCo, Inc., a North Carolina corporation (“PepsiCo”), in connection with the Terms Agreement dated [pricing date] (together with the PepsiCo Singapore Underwriting Agreement Standard Provisions (the “Standard Provisions”) dated as of February 12, 2024 incorporated therein, the “Underwriting Agreement”) among you, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), the Issuer and PepsiCo, under which you and the other Underwriters have severally agreed to purchase from the Issuer [identify Underwritten Securities] (the “Notes”). The Notes will be guaranteed by PepsiCo (the “Guarantee” and, together with the Notes, the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of February 12, 2024 (the “Indenture”) among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee. This opinion is being delivered to you at the request of the Issuer and PepsiCo pursuant to Section 5(a) of the Standard Provisions.

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

We have participated in the preparation of the Issuer’s and PepsiCo’s registration statement on Form S-3 (File No. 333-[file number]) (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”) on [date], relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Issuer and PepsiCo, the preliminary prospectus supplement dated [pricing date] relating to the Securities, the final term sheet dated [pricing date] describing certain terms of the Securities filed by the Issuer and PepsiCo with the Commission pursuant to Rule 433 under the Act (the “Issuer Free Writing Prospectus”) and the prospectus supplement dated [pricing date] relating to the Securities (the “Prospectus Supplement”), and have reviewed the Incorporated Documents. The registration statement became effective under the Act upon the filing thereof with the Commission on February 12, 2024 pursuant to Rule 462(e) under the Act. The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated February 12, 2024 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by PepsiCo to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Issuer and PepsiCo that we reviewed were and are accurate and (vii) all representations made by the Issuer and PepsiCo as to matters of fact in the documents that we reviewed were and are accurate.

B-1-1

Based upon the foregoing, and subject to the additional assumptions and qualifications set forth below, we are of the opinion that:

1.	The Indenture was duly qualified under the Trust Indenture Act of 1939, as amended, and assuming due authorization, execution and delivery thereof by each of the Issuer and PepsiCo, the Indenture is a valid and binding agreement of each of the Issuer and PepsiCo, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and may be subject to possible judicial or regulatory actions giving effect to governmental actions or foreign laws affecting creditors’ rights; provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law or (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above.

2.	Assuming the due authorization of the Notes by each of the Issuer and PepsiCo, the Securities, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of each of the Issuer and PepsiCo, respectively, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and may be subject to possible judicial or regulatory actions giving effect to governmental actions or foreign laws affecting creditors’ rights, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued, provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law or (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above.

3.	No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Indenture, the Securities and the Underwriting Agreement (collectively, the “Documents”) is required for the execution, delivery and performance by each of the Issuer and PepsiCo of their respective obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion in this paragraph (3).

4.	Any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b) under the Act; any required filing of the Issuer Free Writing Prospectus pursuant to Rule 433 under the Act has been made in the manner and within the time period required by Rule 433(d) under the Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

5.	We have considered the statements included in the Prospectus under the captions “Description of Notes” and “Description of Debt Securities,” insofar as they summarize provisions of the Indenture and the Securities. In our opinion, such statements fairly summarize these provisions in all material respects.

6.	The statements included in the Prospectus under the caption “U.S. Federal Income Tax Considerations,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, fairly and accurately summarize the matters referred to therein in all material respects.

B-1-2

7.	Assuming that the Indenture has been duly authorized, executed and delivered by the Issuer and PepsiCo insofar as Singapore and North Carolina law, respectively, is concerned, under the laws of the State of New York relating to personal jurisdiction, each of the Issuer and PepsiCo has, pursuant to Section 1.12 of the Indenture, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any state or United States federal court located in the City of New York, New York (each, a “New York Court”) in any action arising out of or relating to the Indenture or the transactions contemplated thereby and has validly and irrevocably waived to the fullest extent it may effectively do so any objection to the venue of a proceeding in any such New York Court. The Issuer has validly and irrevocably appointed PepsiCo as its authorized agent for the purpose described in Section 1.12 of the Indenture, and service of process effected on such agent in the manner set forth in Section 1.12 of the Indenture will be effective to confer valid personal jurisdiction on the Issuer.

8.	The Issuer is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering the opinions in paragraphs (1) and (2) above, we have assumed that each party to the Documents has been duly incorporated and is validly existing and in good standing (or equivalent concept) under the laws of the jurisdiction of its organization. In addition, we have assumed that the execution, delivery and performance by each party thereto of each Document to which it is a party, (i) are within its corporate powers, (ii) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (iii) other than as expressly covered in paragraph (3) above in respect of the Issuer and PepsiCo, require no action by or in respect of, or filing with, any governmental body, agency or official and (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, and that each Document is a valid, binding and enforceable agreement of each party thereto, other than the Issuer and PepsiCo.

We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. Insofar as the foregoing opinion involves matters governed by the laws of the Republic of Singapore and the State of North Carolina, we have relied, without independent inquiry or investigation, on the opinions of WongPartnership LLP and Womble Bond Dickinson (US) LLP, respectively, delivered to you today pursuant to the Underwriting Agreement.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring the Securities from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

B-1-3

Exhibit B-2

FORM OF DISCLOSURE LETTER OF ISSUER’S AND PEPSICO’S NEW YORK
COUNSEL TO BE DELIVERED PURSUANT TO SECTION 5(A)
[Davis Polk & Wardwell LLP Letterhead]

[closing date]

Re: PepsiCo Singapore Financing I Pte. Ltd.

PepsiCo, Inc.

[Names of Representatives]
as Representatives of the several Underwriters named in
the Underwriting Agreement referred to below

c/o [Name and address of applicable Representative]

Ladies and Gentlemen:

We have acted as special counsel for PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and PepsiCo, Inc., a North Carolina corporation (“PepsiCo”), in connection with the Terms Agreement dated [pricing date] (together with the PepsiCo Singapore Underwriting Agreement Standard Provisions (the “Standard Provisions”) dated as of February 12, 2024 incorporated therein, the “Underwriting Agreement”) among you, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), the Issuer and PepsiCo, under which you and the other Underwriters have severally agreed to purchase from the Issuer [identify Underwritten Securities] (the “Notes”). The Notes will be guaranteed by PepsiCo (such guarantee, together with the Notes, the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of February 12, 2024 (the “Indenture”) among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee. This opinion is being delivered to you at the request of the Issuer pursuant to Section 5(a) of the Standard Provisions.

We have participated in the preparation of the Issuer’s and PepsiCo’s registration statement on Form S-3 (File No. 333-[file number]) (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), on [date], relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Issuer and PepsiCo, the preliminary prospectus supplement dated [pricing date] (the “Preliminary Prospectus Supplement”) relating to the Securities, the final term sheet dated [pricing date] describing certain terms of the Securities filed by the Issuer and PepsiCo with the Commission pursuant to Rule 433 under the Act (the “Issuer Free Writing Prospectus”) and the prospectus supplement dated [pricing date] relating to the Securities (the “Prospectus Supplement”), and have reviewed the Incorporated Documents. The registration statement became effective under the Act upon the filing of the registration statement with the Commission on February 12, 2024 pursuant to Rule 462(e) under the Act. The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated February 12, 2024 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Issuer Free Writing Prospectus, are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by PepsiCo to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

B-2-1

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York and the federal laws of the United States of America. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the captions “Description of Notes,” “U.S. Federal Income Tax Considerations” and “Description of Debt Securities”). However, in the course of our acting as counsel to the Issuer and PepsiCo in connection with the preparation of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and your counsel and with certain officers and employees of, and independent public accountants for, the Issuer and PepsiCo the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Issuer and PepsiCo and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i)	the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

(ii)	nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Securities:

(a)	on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b)	at [time of sale] ([New York City] time) on [pricing date], the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)	the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package, the Prospectus, or the Statement of Eligibility of the Trustee on Form T-1. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring the Securities from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

B-2-2

Exhibit B-3

FORM OF OPINION OF PEPSICO’S INTERNAL COUNSEL TO BE
DELIVERED PURSUANT TO SECTION 5(A)
[PepsiCo, Inc. Letterhead]

[closing date]

Re: PepsiCo Singapore Financing I Pte. Ltd.

PepsiCo, Inc.

[Names of Representatives]
as Representatives of the several Underwriters named in
the Underwriting Agreement referred to below

c/o [Name and address of applicable Representative]

Ladies and Gentlemen:

I am Senior Vice President, Corporate Law and Deputy Corporate Secretary of PepsiCo, Inc., a North Carolina corporation (“PepsiCo”), and have acted in such capacity in connection with the Terms Agreement dated [pricing date] (together with the PepsiCo Singapore Underwriting Agreement Standard Provisions (the “Standard Provisions”) dated as of February 12, 2024 incorporated therein, the “Underwriting Agreement”) among you, as representatives of the several underwriters (the “Underwriters”) named in the Underwriting Agreement, PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and PepsiCo, under which you and the other Underwriters have severally agreed to purchase from the Issuer [identify Underwritten Securities] (the “Notes”). The Notes will be guaranteed by PepsiCo (such guarantee, together with the Notes, the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of February 12, 2024 (the “Indenture”) among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee. This opinion is being delivered to you at the request of the Issuer and PepsiCo pursuant to Section 5(a) of the Standard Provisions. Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments as I have deemed necessary for the purpose of rendering this opinion. I have assumed the capacity of all natural persons and the genuineness of all signatures.

Based upon the foregoing and subject to the limitations set forth below, I am of the opinion that:

1.	The execution, delivery and performance by each of the Issuer and PepsiCo of their respective obligations under the Underwriting Agreement, the Indenture and the Securities will not contravene any provision of any agreement or other instrument binding upon PepsiCo or any of its subsidiaries that is material to PepsiCo and its subsidiaries taken as a whole, or, to my knowledge, of any judgment, order, or decree of any governmental body, agency, or court having jurisdiction over PepsiCo or any of its subsidiaries, in each of the foregoing cases except as would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of PepsiCo and its subsidiaries, taken as a whole.

2.	To my knowledge, there is no legal or governmental proceeding pending or threatened to which PepsiCo or any of its significant subsidiaries is a party, or by which any of the properties of PepsiCo or its significant subsidiaries is bound, which would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of PepsiCo and its subsidiaries, taken as a whole; and to my knowledge, there is no agreement or other document that is required to be described in the Registration Statement, the Prospectus or the Time of Sale Prospectus, or that is required to be filed as an exhibit to the Registration Statement, that is not so described or filed.

B-3-1

In rendering the foregoing opinion, I have relied, as to matters of fact, to the extent I have deemed proper, on certificates of responsible officers of PepsiCo and public officials. I am a member of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. Insofar as this opinion involves matters governed by the laws of the State of North Carolina, I have relied, with your permission and without independent investigation, on the opinion delivered to you today by Womble Bond Dickinson (US) LLP, North Carolina counsel for PepsiCo.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring the Securities from you) or furnished to any other person without my prior written consent.

Very truly yours,

B-3-2

Exhibit B-4

FORM OF OPINION OF ISSUER’S SINGAPORE COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(A)
[WongPartnership LLP Letterhead]

[closing date]

Re: PepsiCo Singapore Financing I Pte. Ltd.

PepsiCo, Inc.

[Names of Representatives]
as Representatives of the several Underwriters named in
the Underwriting Agreement referred to below

c/o [Name and address of applicable Representative]

Ladies and Gentlemen:

We have acted as special Singapore counsel to PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”), in connection with the Terms Agreement dated [pricing date] (incorporating by reference the PepsiCo Singapore Underwriting Agreement Standard Provisions (the “Standard Provisions”) dated as of February 12, 2024) (the “Terms Agreement” and, together with the Standard Provisions, the “Underwriting Agreement”) among the Issuer, PepsiCo, Inc., a North Carolina corporation (“PepsiCo”) and you, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), under which you and the other Underwriters have severally agreed to purchase from the Issuer [identify Underwritten Securities] (the “Notes”). The Notes will be guaranteed by PepsiCo (such guarantee, together with the Notes, the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of February 12, 2024 (the “Indenture”) among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee. This opinion is being delivered to you at the request of the Issuer pursuant to Section 5(a) of the Standard Provisions. Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

As the Issuer’s special Singapore counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Issuer’s certificate confirming incorporation and the Issuer’s constitution (together, the “Constitutional Documents”), each as amended as at [date], and the Underwriting Agreement, and have examined the originals, or copies certified or otherwise identified to our satisfaction, of resolutions duly adopted by the Board of Directors of the Issuer on [date] (the “Resolutions”) as provided to us by the Issuer, certificates of public officials and of representatives of the Issuer, statutes and other instruments and documents, as a basis for the opinions hereinafter expressed. In rendering this opinion, we have relied upon certificates of public officials and representatives of the Issuer with respect to the accuracy of the factual matters contained in such certificates.

B-4-1

In connection with such examination, we have assumed with your permission: (a) that the Underwriting Agreement, the Indenture and all other documents that are the subject of this opinion or on which this opinion is based (the “Transaction Documents”) have been properly authorized, executed and delivered by each of the respective parties thereto other than the Issuer; (b) each of the Transaction Documents submitted to us for examination is a complete and up-to-date copy and has not in any way been amended, varied, revoked or substituted since the same was delivered to us; (c) that the signatures, seal, stamps and/or markings on original, electronic or certified copies of all documents (i) are genuine and authentic and in relation to signatures in electronic form in the Transaction Documents, can, under the governing law of the relevant Transaction Document, be given the same effect as if such signatures were written and signed in hard copy; and (ii) have not been altered or tampered with in any way; (d) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies; (e) the Constitutional Documents are true, complete and up-to-date and in full force and effect and have not been revoked or amended; (f) the certified true copies of the Resolutions which we have sighted are true, complete, up-to-date and in full force and effect and have not been revoked or amended and that no other resolution or other action has been taken which could affect the validity of the aforesaid Resolutions or any of them; (g) none of the parties to any Transaction Document or any of its respective officers or employees has any notice of any matter which would adversely affect the validity or regularity of the Resolutions, and the Resolutions were passed in accordance with the procedures set out in the Constitutional Documents and the provisions of the Companies Act 1967 of Singapore; (h) the proper issuance and accuracy of certificates of public officials and representatives of the Issuer; (i) the due authentication of the Notes in accordance with the Indenture and payment by the Underwriters of the purchase price for the Securities in accordance with the Underwriting Agreement; (j) that each of the Transaction Documents has been signed on behalf of the Issuer by such persons who were under no incapacity and were fully aware of the circumstances; (k) the Transaction Documents constitute legal, valid, binding and enforceable obligations of the parties thereto, and are not subject to avoidance by any person, for all purposes under the laws of all relevant jurisdictions; (l) the formal requirements of the laws of the jurisdiction in which the contract is executed and delivered (to the extent that such jurisdiction is not Singapore) have been complied with; (m) the truth and accuracy of the representations, warranties and covenants of the Underwriters set forth in the Underwriting Agreement; (n) more than half of the [joint book-running and joint lead managers][update as needed to match full titles of banks involved] in the offering of each series of Notes are any of the following persons: (i) a bank or merchant bank licensed under the Banking Act 1970 of Singapore, (ii) a finance company licensed under the Finance Companies Act 1967 of Singapore, or (iii) a person who holds a capital markets services license under the Securities and Futures Act 2001 (“SFA”) of Singapore to carry on a business in any of the following regulated activities: advising on corporate finance or dealing in capital markets products; (o) the return on debt securities in respect of each series of the Notes will be submitted within one month of issuance to the Monetary Authority of Singapore without any amendments thereto which would result in the Notes not constituting qualifying debt securities (“QDS”) within the meaning of Section 13(16) of the Income Tax Act 1947 (“ITA”); (p) during the primary launch of each series of the Notes, the Notes will be issued to at least four persons, or if issued to less than four persons, the persons who are “related parties” of the Issuer within the meaning of Section 13(16) of the ITA will not hold or fund, directly or indirectly, 50% or more of the Notes; (q) no Notes will be issued to any person who is not a resident of Singapore (referred to as the “non-resident person”) in connection with or for the purpose of enabling that non-resident person to issue securities (referred to as the “relevant securities”), directly or indirectly, to investors, unless (i) the relevant securities are QDS, (ii) the relevant securities contain restrictions against the acquisition of such relevant securities by any investor who is a resident of or a permanent establishment in Singapore, and (iii) the relevant securities are not acquired by any investor using funds from its Singapore operations; (r) the choice of New York law as the governing law of the Underwriting Agreement, the Indenture and the Notes have been made in good faith and will be regarded as a valid and binding selection which will be upheld in New York as a matter of the laws of New York and all other relevant laws (other than the laws of Singapore insofar as it relates to the Issuer) and the dispute between the parties falls within the scope of the clauses on choice of law; (s) the submission by the Issuer to the jurisdiction of the New York courts contained in the Indenture is valid and binding on the Issuer and Guarantor under the laws of New York and all other relevant laws (other than the laws of Singapore); and (t) no foreign law is relevant to or affects the conclusions stated in this opinion.

This opinion is limited to the laws of the Republic of Singapore and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

Based on and subject to the foregoing and the qualifications and limitations set forth below, and having regard for such legal considerations as we deem relevant, it is our opinion that:

1.	The Issuer is a corporation duly incorporated and validly existing under the laws of the Republic of Singapore, with corporate power and capacity to conduct its business as described in the Time of Sale Prospectus and the Prospectus.

2.	The Issuer has authorized, by all necessary corporate action under Singapore law, the execution and delivery of the Underwriting Agreement, the Indenture and the Notes.

3.	The Underwriting Agreement, the Indenture and the Notes have been duly executed and delivered by the Issuer.

B-4-2

4.	The execution and delivery of and performance by the Issuer of its obligations under the Underwriting Agreement, the Indenture and the Notes do not contravene (1) any provision of Singapore law applicable to Singapore companies generally; or (2) any provision of the Constitutional Documents provided that (i) if any Notes are capital markets products other than prescribed capital markets products, the Issuer gives the notifications in respect of such Notes as required by Section 309B of the SFA and (ii) (where Section 309B of the SFA applies) no offer of any Notes is made before the notification required by Section 309B of the SFA has been given.

5.	No consent, approval, authorization, or order of or qualification with any Singapore governmental body or agency or stock exchange authority is required to be obtained or made by the Issuer for the execution, delivery and performance by the Issuer of the Underwriting Agreement, the Indenture and the Notes or the issuance of the Notes, except [(a)] the submission of the return on debt securities form in respect of the Notes to the Monetary Authority of Singapore[, (b) the Singapore Exchange Securities Trading Limited (“SGX-ST”) granting the listing and quotation of the Notes (which are agreed at the time of issue thereof to be so listed on the SGX-ST) and the undertakings, confirmations and other documents to be submitted to the SGX-ST in connection with the listing of such Notes on the SGX-ST and (c) the provision of the requisite notice by the Issuer to the SGX-ST in accordance with Section 309B of the SFA].*

6.	The statements included in the Prospectus under the caption “Singapore Tax Considerations” and the statements included in the Time of Sale Prospectus under the caption “Underwriting – Singapore,” insofar as they purport to constitute summaries of the Singapore legal matters referred to therein, fairly present the information called for with respect to legal matters and fairly summarize the matters referred to therein as of the date of the Prospectus or, as the case may be, the Time of Sale Prospectus.

7.	It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement, Indenture or the Securities, that any Singapore stamp duty be paid on them.

8.	Each series of the Notes is not issued under a programme (as defined in the Income Tax (Qualifying Debt Securities) Regulations) and would in our view qualify for QDS status, provided the necessary filing requirements as set out above with regard to the return on debt securities are complied with and accordingly the Issuer will not be required to make any deduction or withholding for or on account of tax from any payment in respect of interest, discount income (not including discount income arising from secondary trading), “early redemption fee” and “redemption premium” (the terms in quotation marks as defined in the ITA) (collectively, the “Qualifying Income”) which it may make in respect of the Notes, and all repayments of principal by the Issuer in respect of the Notes may be made without any deduction or withholding for or on account of tax. Qualifying Income from the Notes paid by the Issuer and derived by a holder who is not resident in Singapore and who (i) does not have any permanent establishment in Singapore or (ii) carries on any operation in Singapore through a permanent establishment in Singapore but the funds used by that person to acquire the Notes are not obtained from such person’s operation through a permanent establishment in Singapore, are exempt from Singapore tax.

9.	No taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes, but excluding any corporate income tax payable by or on behalf of any of the Underwriters) are payable by or on behalf of any of the Underwriters or the Issuer or the Guarantor in Singapore or to any political subdivision or taxing authority thereof or therein in connection with (a) the execution and delivery of the Underwriting Agreement or the Indenture, (b) the issuance of the Notes by the Issuer, (c) the delivery of the Notes to the Underwriters, or (d) the resale and delivery of the Notes by any of the Underwriters in the manner contemplated in the Prospectus and/or the Time of Sale Prospectus.

10.	The choice of New York law as the governing law of the Underwriting Agreement, the Indenture and the Notes will be recognized as a valid choice of law in any action in the courts of Singapore provided that: (a) it is legal and has been made in good faith, and not with a view to avoiding the applicability of any other applicable law, (b) such law is proven to the satisfaction of the courts of Singapore (which satisfaction is within the discretion of the said courts); (c) such law will be disregarded if its application will be illegal or contrary to public policy or any applicable mandatory laws in Singapore; and (d) matters of procedure including questions of set-off and counter-claim, interest chargeable on judgment debts, priorities, measure of damages, submission to the jurisdiction of foreign courts and, subject to the Foreign Limitations Periods Act 2012 of Singapore, limitations of actions are as a general rule governed by the laws of Singapore to the exclusion of the relevant expressed governing law.

11.	The submission by the Issuer to the jurisdiction of the New York courts contained in the Indenture is valid and binding on the Issuer under Singapore law provided that the chosen jurisdiction will be disregarded if the consequences of giving effect to such choice of jurisdiction will contravene some mandatory rule or public policy in Singapore, and save that in cases where the Singapore courts have jurisdiction over a dispute, Singapore is a more appropriate forum for determination of the matter and the ends of justice will be better served by the dispute being determined in before Singapore courts, the Singapore court may in appropriate cases nonetheless exercise its residual jurisdiction to determine the matter.

B-4-3

12. A final and conclusive judgment on the merits properly obtained against the Issuer in any competent court of the State of New York or a federal court of the United States of America in New York for a fixed and ascertainable sum of money in respect of any legal suit or proceeding arising out of or relating to any of the Underwriting Agreement, the Indenture and the Notes and which could be enforced by execution against the Issuer in the jurisdiction of the relevant court and has not been stayed or satisfied in whole may be sued on in Singapore as a debt due from the Issuer if:

(a)	the relevant court had jurisdiction over the Issuer, in that the Issuer was, at the time such proceeding was instituted, resident in the jurisdiction in which such proceeding had been commenced or had submitted to the jurisdiction of the relevant court;

(b)	that judgment was not obtained by fraud;

(c)	the enforcement of that judgment would not be contrary to public policy of Singapore;

(d)	that judgment had not been obtained in contravention of the principles of natural justice;

(e)	the enforcement of that judgment would not be contrary with earlier judgment(s) between the same parties from the courts of Singapore or earlier foreign judgment(s) between the same parties recognized by the courts of Singapore; and

(f)	that judgment of the relevant court does not include the payment of taxes, a fine or penalty.

13. The execution, delivery and performance by each of the Issuer and PepsiCo of their respective obligations under the Underwriting Agreement, the Indenture and the Securities will not contravene any provision of any material agreement or other instrument binding upon the Issuer or any of its subsidiaries that is material to the Issuer and its subsidiaries taken as a whole or judgment, order, or decree of any governmental body, agency, or court having jurisdiction over the Issuer or any of its subsidiaries, in each case as identified to us and set out in the Appendix hereto, in each of the foregoing cases except as would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole.

Nothing contained in this opinion letter shall be construed as an opinion as to the enforceability of the Transaction Documents or as an opinion as to whether the execution and delivery of the Indenture and the Securities, or the authorization thereof, comply with applicable provisions of such instruments and of the Trust Indenture Act of 1939, as amended. This opinion letter is delivered solely for your benefit in connection with the Underwriting Agreement and the transactions provided for therein and may not be quoted in whole or in part, referred to, filed with any governmental agency or otherwise used or relied upon by any other person or for any other purpose without our prior written consent.

B-4-4

This opinion is given only for the benefit of the persons to whom it is addressed, and is given subject to the condition that each of the Underwriters accepts and acknowledges that (i) no solicitor-client relationship exists or has existed between us and such Underwriter in connection with the Transaction Documents, the issue of the Notes or any matter or transaction contemplated under the Transaction Documents, nor will such a relationship arise between us and such Underwriter as a result of or in connection with our giving of this opinion; (ii) nothing in or resulting from the giving of this opinion puts us in a conflict of interest position, or creates any fiduciary or other duties or obligations on our part towards such Underwriter in connection with the Transaction Documents, any matter or transaction contemplated under the Transaction Documents, or any dispute or issue that may arise in connection with the Transaction Documents at any time; (iii) for the avoidance of doubt, nothing in this opinion may be construed as a waiver of any solicitor-and-client privilege in connection with any advice, correspondence or documentation that we have given or exchanged; and (iv) this opinion is given solely for the purposes of the transactions contemplated by the Transaction Documents or in connection with the issuance of the Securities, and is strictly limited to the express provisions hereof and are not to be construed as extending in any manner to any other matter or thing.

This opinion is rendered as of the date hereof, and we undertake no obligation to advise you of any changes in applicable law or any other matters that may come to our attention after the date hereof.

Very truly yours,

* Delete if the Notes are not to be listed on the SGX

B-4-5

APPENDIX

[List of material agreements, instruments, judgments, orders, or decrees referred to in paragraph 16 to be inserted. If none, insert “None.”]

B-4-A

Exhibit B-5

FORM OF OPINION OF PEPSICO’S NORTH CAROLINA COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(A)
[Womble Bond Dickinson (US) LLP Letterhead]

[closing date]

Re: PepsiCo Singapore Financing I Pte. Ltd.

PepsiCo, Inc.

[Names of Representatives]
as Representatives of the several Underwriters named in
the Underwriting Agreement referred to below

c/o [Name and address of applicable Representative]

Ladies and Gentlemen:

We have acted as special North Carolina counsel to PepsiCo, Inc., a North Carolina corporation (“PepsiCo”), in connection with the Terms Agreement dated [pricing date] (incorporating by reference the PepsiCo Singapore Underwriting Agreement Standard Provisions (the “Standard Provisions”) dated as of February 12, 2024) (the “Terms Agreement” and, together with the Standard Provisions, the “Underwriting Agreement”) among PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”), PepsiCo and you, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), under which you and the other Underwriters have severally agreed to purchase from the Issuer [identify Underwritten Securities] (the “Notes”). The Notes will be guaranteed by PepsiCo (the “Guarantee” and, together with the Notes, the “Securities”). The Securities are to be issued pursuant to the provisions of an indenture dated as of February 12, 2024 among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). This opinion is delivered to you pursuant to Section 5(a) of the Standard Provisions. Capitalized terms used and not otherwise defined in this opinion have the meanings given to them in the Underwriting Agreement.

As PepsiCo’s special North Carolina counsel, we have reviewed PepsiCo’s articles of incorporation and by-laws, each as amended to date, and the Underwriting Agreement, and have examined the originals, or copies certified or otherwise identified to our satisfaction, of corporate records, certificates of public officials and of representatives of PepsiCo, statutes and other instruments and documents, as a basis for the opinions hereinafter expressed. In rendering this opinion, we have relied upon certificates of public officials and representatives of PepsiCo with respect to the accuracy of the factual matters contained in such certificates.

In connection with such review, we have assumed with your permission: (a) that the Underwriting Agreement, the Indenture and all other documents that are the subject of this opinion or on which this opinion is based (the “Transaction Documents”) have been properly authorized, executed and delivered by each of the respective parties thereto other than PepsiCo; (b) the genuineness of all signatures and the legal capacity of all signatories; (c) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies; (d) the proper issuance and accuracy of certificates of public officials and representatives of PepsiCo; (e) the due authentication of the Notes in accordance with the Indenture and payment by the Underwriters of the purchase price for the Securities in accordance with the Underwriting Agreement; and (f) the truth and accuracy of the representations, warranties and covenants of the Underwriters set forth in the Underwriting Agreement.

This opinion is limited to the laws of the State of North Carolina, excluding local laws of the State of North Carolina (i.e., the statutes and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions of, or authorities or quasi-governmental bodies constituted under the laws of, the State of North Carolina and judicial decisions to the extent they deal with any of the foregoing) and the securities or Blue Sky laws of the State of North Carolina, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

B-5-1

The opinion in paragraph 1 relating to the existence of PepsiCo in the State of North Carolina is given solely in reliance on a certificate of existence issued by the Secretary of State of the State of North Carolina dated [date].

Based on and subject to the foregoing and the qualifications and limitations set forth below, and having regard for such legal considerations as we deem relevant, it is our opinion that:

1.	PepsiCo is a corporation in existence under the laws of the State of North Carolina, with corporate power to conduct its business as described in the Time of Sale Prospectus and the Prospectus.

2.	PepsiCo has authorized by all necessary corporate action the execution and delivery by PepsiCo of the Underwriting Agreement, the Indenture (including the Guarantee set forth in Article 14 thereof), and the Notes.

3.	The Underwriting Agreement, the Indenture (including the Guarantee set forth in Article 14 thereof), and the Notes have been duly executed and delivered by PepsiCo.

4.	The execution and delivery of and performance by PepsiCo of its obligations under the Underwriting Agreement, the Indenture (including the Guarantee set forth in Article 14 thereof) and the Notes do not violate any provision of the articles of incorporation or by-laws of PepsiCo.

5.	No consent, approval, authorization, or order of or qualification with any North Carolina governmental body or agency is required to be obtained or made by PepsiCo for the execution, delivery and performance by PepsiCo of the Underwriting Agreement and, solely in connection with the issuance of the Securities, the Indenture (including the Guarantee set forth in Article 14 thereof) and the Notes, or the issuance of the Guarantee, except as may be required by the Blue Sky or other securities laws if the Securities are offered or sold in North Carolina and except for consents, approvals, authorizations, actions, filings and registrations which, if not obtained or made, are not reasonably likely to have a material adverse effect on the business, financial condition or results of operations of PepsiCo and its subsidiaries, taken as a whole.

Nothing contained in this opinion letter shall be construed as an opinion as to the enforceability of the Transaction Documents or as an opinion as to whether the execution and delivery of the Indenture and the Notes, or the authorization thereof, comply with applicable provisions of such instruments and of the Trust Indenture Act of 1939, as amended. This opinion letter is delivered solely for your benefit in connection with the Underwriting Agreement and the transactions provided for therein and may not be quoted in whole or in part, referred to, filed with any governmental agency or otherwise used or relied upon by any other person or for any other purpose without our prior written consent.

This opinion is rendered as of the date hereof, and we undertake no obligation to advise you of any changes in applicable law or any other matters that may come to our attention after the date hereof.

Very truly yours,

B-5-2

Exhibit C

FORM OF [ASSISTANT] SECRETARY’S CERTIFICATE

I, [name], a duly qualified, elected and acting [Assistant] Secretary of PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”), hereby certify in the name of and on behalf of the Issuer, pursuant to Sections 5(c) and 6(d) of the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024, incorporated into the Terms Agreement, dated [pricing date] (the “Terms Agreement”), among the Issuer, PepsiCo, Inc., a company organized under the laws of the State of North Carolina (“PepsiCo”), and [identify Representatives], as the representatives of the several Underwriters listed in the Terms Agreement, as follows (capitalized terms used herein without definition have the meanings ascribed to them in the Terms Agreement):

1.   Attached hereto as Exhibit A is a true and complete copy of the Certificate Confirming Incorporation of the Issuer, in effect and certified by the Accounting and Corporate Regulatory Authority of the Republic of Singapore as of [date]. No further amendments or supplements to the Certificate Confirming Incorporation have been proposed to, or approved by, the Board of Directors or shareholder of the Issuer.

2.   Attached hereto as Exhibit B is a true, correct, and complete copy of the Constitution of the Issuer. Such Constitution has been in effect at all times since August 30, 2023. [update as necessary]

3.   Attached hereto as Exhibit C-1 and C-2 are true, correct and complete copies of certain resolutions duly adopted by the Board of Directors of the Issuer on February 7, 2024 [update as necessary]. Except as expressly set forth in such resolutions, such resolutions have not been amended or modified, are in full force and effect in the form adopted as of the date of this Certificate and are the only resolutions adopted by the Board of Directors of the Issuer or a duly authorized committee thereof that are in full force and effect relating to (i) the authorization by the Issuer of the Registration Statement on Form S-3 (Registration No. 333-[file number]) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) for the registration of the Underwritten Securities; (ii) the execution and delivery of the Terms Agreement; (iii) the execution and delivery of the Indenture, dated as of February 12, 2024 (the “Indenture”), among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee; (iv) the issuance and sale of the Underwritten Securities; and (v) all other actions relating to the foregoing.

4.   Attached hereto as Exhibit D is a true, complete and correct copy of the CEO Delegation of Authority Regarding Indebtedness, executed on February 7, 2024 by Alan Choi, the CEO of the Issuer. [update as necessary]

5.   Each person who, as a director, officer or authorized signatory of the Issuer or attorney-in-fact of such director, officer or authorized signatory, signed (i) the Registration Statement, (ii) the Terms Agreement, (iii) the Indenture, (iv) the certificates representing the Notes and (v) any document delivered prior hereto or on the date of this Certificate in connection with the execution and filing of the Registration Statement, or the execution and delivery of the Terms Agreement, or the transactions contemplated thereby, or the execution and delivery of the certificates representing the Notes, was, at the time or the respective times of such execution and delivery of such documents, and, in the case of the filing of the Registration Statement with the Commission, at the time of such filing, duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact or authorized signatory, and the signatures of such persons appearing on such documents are, or have been adopted by such persons as, their genuine signatures or the true facsimile thereof.

6.   The minute book records of the Issuer relating to proceedings of the Board of Directors of the Issuer made available to Jones Day, counsel for the Underwriters, and Davis Polk & Wardwell LLP, counsel to the Issuer and PepsiCo, are true and correct and constitute all such records in the possession and control of the Issuer through and including [closing date].

7.   Attached hereto as Exhibits E-1, E-2, E-3, E-4, E-5 and E-6 [update as necessary] are true and correct specimens of the certificates representing the Underwritten Securities.

8.   The persons named below are duly qualified, elected and acting authorized signatories of the Issuer, have been duly elected or appointed to the offices set forth opposite their respective names, have held such offices at all times relevant to the preparation of the Registration Statement, the Terms Agreement, the Indenture and the issuance and sale of the Underwritten Securities and hold such offices as of the date hereof.

The signature (whether manual or electronic) set forth below opposite the name of each person is the genuine signature of such person.

Name	Office	Signature
[name]	[title]
[name]	[title]

IN WITNESS WHEREOF, I have hereunto set my hand as of the         day of         , 20   .

By:
	Name:	[name]
	Title:	[Assistant] Secretary

I, [name], [title] of PepsiCo, and an authorized signatory of the Issuer, hereby certify that [name] is a duly qualified, elected and acting [Assistant] Secretary of the Issuer, has been duly elected or appointed to each such office, has held each such office at all times relevant to the preparation of the Registration Statement, holds each such office as of the date hereof, and that the signature set forth above is [his] [hers], or has been adopted by [him] [her] as [his] [her] genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand as of the         day of         , 20   .

By:
	Name:	[name]
	Title:	[title]

Exhibit D

FORM OF ASSISTANT SECRETARY’S CERTIFICATE

I, [name], a duly qualified, elected and acting Assistant Secretary of PepsiCo, Inc., a company organized under the laws of the State of North Carolina (“PepsiCo”), hereby certify in the name of and on behalf of PepsiCo, pursuant to Sections 5(d) and 6(d) of the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024, incorporated into the Terms Agreement, dated [pricing date] (the “Terms Agreement”), among PepsiCo Singapore Financing I Pte. Ltd. , a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer), PepsiCo and [identify Representatives], as the representatives of the several Underwriters listed in the Terms Agreement, as follows (capitalized terms used herein without definition have the meanings ascribed to them in the Terms Agreement):

1.   Attached hereto as Exhibit A is a true and complete copy of the Amended and Restated Articles of Incorporation of PepsiCo, in effect and certified by the Secretary of State of the State of North Carolina as of [date]. No further amendments or supplements to the Amended and Restated Articles of Incorporation have been proposed to, or approved by, the Board of Directors or shareholders of PepsiCo.

2.   Attached hereto as Exhibit B is a true, correct, and complete copy of the By-Laws of PepsiCo. Such By-Laws have been in effect at all times since April 15, 2020. [update as necessary]

3.   Attached hereto as Exhibits C-1, C-2, C-3, C-4, C-5, C-6 and C-7 are true, correct and complete copies of certain resolutions duly adopted by the Board of Directors of PepsiCo on March 17, 2006, February 7, 2013 (as amended by resolutions duly adopted by the Board of Directors of PepsiCo on February 2, 2017, February 2, 2023 and July 20, 2023), November 14, 2019, July 21, 2022 and February 7, 2024 [update as necessary]. Except as expressly set forth in such resolutions, such resolutions have not been amended or modified, are in full force and effect in the form adopted as of the date of this Certificate and are the only resolutions adopted by the Board of Directors of PepsiCo or a duly authorized committee thereof that are in full force and effect relating to (i) the authorization by PepsiCo of the Issuer’s and PepsiCo’s Registration Statement on Form S-3 (Registration No. 333-[file number]) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) for the registration of the Underwritten Securities; (ii) the execution and delivery of the Terms Agreement; (iii) the execution and delivery of the Indenture, dated as of February 12, 2024 (the “Indenture”), among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as trustee; (iv) the issuance and sale of the Underwritten Securities; and (v) all other actions relating to the foregoing.

4.   Attached hereto as Exhibit D is a true, complete and correct copy of the CEO Delegation of Authority Regarding Indebtedness, executed on January 25, 2024, by Ramon Laguarta, the CEO of PepsiCo. [update as necessary]

5.   Each person who, as a director or officer of PepsiCo or attorney-in-fact of such director or officer, signed (i) the Registration Statement, (ii) the Terms Agreement, (iii) the Indenture, (iv) the certificates representing the Notes and (v) any document delivered prior hereto or on the date of this Certificate in connection with the execution and filing of the Registration Statement, or the execution and delivery of the Terms Agreement, or the transactions contemplated thereby, or the execution and delivery of the certificates representing the Notes, was, at the time or the respective times of such execution and delivery of such documents, and, in the case of the filing of the Registration Statement with the Commission, at the time of such filing, duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact and the signatures of such persons appearing on such documents are, or has been adopted by such persons as, their genuine signatures or the true facsimile thereof.

6.   The minute book records of PepsiCo relating to proceedings of the Board of Directors of PepsiCo made available to Jones Day, counsel for the Underwriters, and Davis Polk & Wardwell LLP, counsel to the Issuer and PepsiCo, are true and correct and constitute all such records in the possession and control of PepsiCo through and including [closing date].

7.   Attached hereto as Exhibits E-1, E-2, E-3, E-4, E-5 and E-6 [update as necessary] are true and correct specimens of the certificates representing the Underwritten Securities.

8.   The persons named below are duly qualified, elected and acting officers of PepsiCo, have been duly elected or appointed to the offices set forth opposite their respective names, have held such offices at all times relevant to the preparation of the Registration Statement, the Terms Agreement, the Indenture and the issuance and sale of the Underwritten Securities and hold such offices as of the date hereof.

The signature (whether manual or electronic) set forth below opposite the name of each person is the genuine signature of such person.

Name	Office	Signature
[name]	[title]
[name]	[title]

IN WITNESS WHEREOF, I have hereunto set my hand as of the         day of         , 20   .

By:
	Name:	[name]
	Title:	Assistant Secretary

I, [name], [title] of PepsiCo, hereby certify that [name] is a duly qualified, elected and acting Assistant Secretary of PepsiCo, has been duly elected or appointed to each such office, has held each such office at all times relevant to the preparation of the Registration Statement, holds each such office as of the date hereof, and that the signature set forth above is [his] [hers], or has been adopted by [him] [her] as [his] [her] genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand as of the         day of         , 20   .

By:
	Name:	[name]
	Title:	[title]

Exhibit E

FORM OF OFFICER’S CERTIFICATE

I, [name], [title] of PepsiCo, Inc., a corporation organized under the laws of the State of North Carolina (“PepsiCo”), hereby certify in the name of and on behalf of PepsiCo, pursuant to Sections 5(e) and 6(d) of the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024, incorporated into the Terms Agreement, dated [pricing date] (the “Terms Agreement”), among PepsiCo Singapore Financing I Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and a wholly owned consolidated subsidiary of PepsiCo, PepsiCo and [identify Representatives], as the representatives of the several Underwriters listed in the Terms Agreement, as follows (capitalized terms used herein without definition have the meanings ascribed to them in the Terms Agreement):

1.	I have examined the Issuer’s and PepsiCo’s Registration Statement on Form S-3, File No. 333-[file number] (the “Registration Statement”), as filed by the Issuer and PepsiCo with the Securities and Exchange Commission (the “Commission”) on February 12, 2024, the Prospectus and the Time of Sale Prospectus, in each case including all of the documents filed as exhibits thereto;

2.	To my knowledge, no proceedings for the merger, consolidation, liquidation, or dissolution of the Issuer or PepsiCo or the sale of all or substantially all of the Issuer’s or PepsiCo’s assets are pending or contemplated; and

3.	To my knowledge, (A) the Registration Statement as supplemented by the Time of Sale Prospectus (i) contains no untrue statement of a material fact regarding PepsiCo or any of its consolidated subsidiaries, including the Issuer, and (ii) does not omit to state any material fact necessary to make any such statement, in the light of the circumstances under which it was made, not misleading; and (B) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act.

IN WITNESS WHEREOF, the undersigned has hereunto signed [his][her] name this          day of               , 20   .

By:
	Name:	[name]
	Title:	[title]

E-1